                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-04760

                             SCUDDER ADVISOR FUNDS
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        09/30

Date of reporting period:       09/30/05

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Small Cap Growth Fund

Annual Report to Shareholders

September 30, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Investment Management Agreement Approval

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Stocks of small companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be subject to more erratic and abrupt market movements. Please read the fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary September 30, 2005

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Investment Class and Class R shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 28, 2002 and Class R shares prior to its inception on October 1, 2003 are derived from the historical performance of Investment Class shares of the Scudder Small Cap Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 9/30/05
Scudder Small Cap Growth Fund	1-Year	3-Year	5-Year	10-Year
Class A	17.91%	14.89%	-.10%	8.22%
Class B	17.06%	14.05%	-.83%	7.42%
Class C	17.06%	14.05%	-.83%	7.42%
Investment Class	17.91%	14.91%	-.10%	8.22%
Class R	17.68%	14.65%	-.38%	7.87%
Russell 2000 Growth Index+	17.97%	23.23%	-2.54%	4.67%

Source: Lipper Inc. and Deutsche Asset Management, Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Investment Class	Class R
Net Asset Value: 9/30/05	$ 24.96	$ 24.36	$ 24.36	$ 24.96	$ 24.89
9/30/04	$ 21.29	$ 20.94	$ 20.94	$ 21.29	$ 21.29
Distribution Information: Twelve Months: Capital Gains as of 9/30/05	.17	.17	.17	.17	.17
Investment Class Lipper Rankings — Small-Cap Growth Funds Category as of 9/30/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	283	of	522	55
3-Year	378	of	436	87
5-Year	111	of	327	34
10-Year	43	of	93	46

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for the Investment Class shares; other classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Small Cap Growth Fund — Class A [] Russell 2000 Growth Index+

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 9/30/05
Scudder Small Cap Growth Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,113	$14,292	$9,380	$20,770
	Average annual total return	11.13%	12.64%	-1.27%	7.58%
Class B	Growth of $10,000	$11,406	$14,634	$9,501	$20,456
	Average annual total return	14.06%	13.53%	-1.02%	7.42%
Class C	Growth of $10,000	$11,706	$14,834	$9,591	$20,456
	Average annual total return	17.06%	14.05%	-.83%	7.42%
Russell 2000 Growth Index+	Growth of $10,000	$11,797	$18,712	$8,792	$15,787
	Average annual total return	17.97%	23.23%	-2.54%	4.67%

The growth of $10,000 is cumulative.

+ Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX and Nasdaq. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Growth of an Assumed $10,000 Investment
[] Scudder Small Cap Growth Fund — Investment Class [] Russell 2000 Growth Index+

Yearly periods ended September 30
Comparative Results as of 9/30/05
Scudder Small Cap Growth Fund		1-Year	3-Year	5-Year	10-Year
Investment Class	Growth of $10,000	$11,791	$15,173	$9,952	$22,037
	Average annual total return	17.91%	14.91%	-.10%	8.22%
Class R	Growth of $10,000	$11,768	$15,069	$9,811	$21,326
	Average annual total return	17.68%	14.65%	-.38%	7.87%
Russell 2000 Growth Index+	Growth of $10,000	$11,797	$18,712	$8,792	$15,787
	Average annual total return	17.97%	23.23%	-2.54%	4.67%

The growth of $10,000 is cumulative.

+ Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX and Nasdaq. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had they not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended September 30, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2005
Actual Fund Return	Class A	Class B	Class C	Investment Class
Beginning Account Value 4/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/05	$ 1,048.30	$ 1,045.00	$1,045.00	$ 1,048.80
Expenses Paid per $1,000*	$ 6.42	$ 10.25	$ 10.25	$ 6.42
	Class R	Class AARP	Class S	Institutional Class
Beginning Account Value 4/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/05	$ 1,047.60	$ 1,050.40	$ 1,050.00	$ 1,050.00
Expenses Paid per $1,000*	$ 7.70	$ 5.14	$ 5.14	$ 5.14
Expenses and Value of a $1,000 Investment for the six months ended September 30, 2005
Hypothetical 5% Fund Return	Class A	Class B	Class C	Investment Class
Beginning Account Value 4/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/05	$ 1,018.80	$ 1,015.04	$ 1,015.04	$ 1,018.80
Expenses Paid per $1,000*	$ 6.33	$ 10.10	$ 10.10	$ 6.33
	Class R	Class AARP	Class S	Institutional Class
Beginning Account Value 4/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/05	$ 1,017.55	$ 1,020.05	$ 1,020.05	$ 1,020.05
Expenses Paid per $1,000*	$ 7.59	$ 5.06	$ 5.06	$ 5.06

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Investment Class
Scudder Small Cap Growth Fund	1.25%	2.00%	2.00%	1.25%
	Class R	Class AARP	Class S	Institutional Class
Scudder Small Cap Growth Fund	1.50%	1.00%	1.00%	1.00%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder Small Cap Growth Fund: A Team Approach to Investing

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Small Cap Growth Fund. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Samuel A. Dedio

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1999 after eight years of experience, formerly serving as analyst at Ernst & Young LLP, Evergreen Asset Management and Standard & Poor's Corp.

Over 14 years of investment industry experience.

BA, William Paterson University; MS, American University, Kogod School of Business.

Joined the fund in 2002.

Robert S. Janis

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management and the fund in 2004.

Previously served as portfolio manager for 10 years at Credit Suisse Asset Management (or at its predecessor, Warburg Pincus Asset Management).

Over 20 years of investment industry experience.

BA, University of Pennsylvania; MBA, University of Pennsylvania, Wharton School.

In the following interview, Co-Lead Portfolio Managers Samuel A. Dedio and Robert S. Janis discuss Scudder Small Cap Growth Fund's market environment, performance and strategy during its most recent fiscal year ended September 30, 2005.

Q:  How did Scudder Small Cap Growth Fund perform during its most recent 12-month period?

A:  Scudder Small Cap Growth Fund posted a 17.91% total return for its most recent fiscal year ended September 30, 2005. For the one-year period, the fund's benchmark, the Russell 2000 Growth Index, returned 17.97%, while the fund's peers, represented by the Lipper Small-Cap Growth Funds category, returned 18.57%.1 (Fund return is for Class A shares; returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 6 for the performance of other share classes and for more complete performance information.)

1 Source: Lipper Inc. The Lipper Small-Cap Growth Funds category includes portfolios that invest at least 75% of equity assets in companies with market capitalizations less than 300% of the dollar-weighted median market capitalization of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These portfolios typically have above-average price-to-earnings ratios and price-to-book ratios compared with the S&P SmallCap 600 Index. It is not possible to invest directly into a Lipper category.

* As of 9/30/05, this security was no longer held in the portfolio.

Q:  What were the best and worst individual performers for the fund?

A:  The biggest individual contributors to the fund's performance during the 12-month period were Gildan Activewear, Inc. from the consumer discretionary sector, Macromedia, Inc.* from the information technology sector and LCA-Vision, Inc. from the health care sector. Detractors from performance included Connetics Corp.* from health care, Sonus Networks, Inc.* from information technology and Netflix, Inc.* from consumer discretionary.

2 "Overweight" means the fund holds a higher weighting in a given sector than the benchmark index. "Underweight" means the fund holds a lower weighting in a given sector than the benchmark index.

* As of 9/30/05, this security was no longer held in the portfolio.

Q:  What impact did sector positioning and stock selection have on the fund's results?

A:  Sector allocation had a negative effect on performance and caused the fund to underperform its benchmark during the period. While the fund benefited from our overweights in energy and health care as well as an underweight in financials, our overweight in consumer discretionary and underweights in industrials and telecommunication services detracted from returns.2

In contrast, stock selection helped the fund's performance over the period. In general, holdings in information technology, health care and consumer staples outpaced their counterparts in the benchmark, while holdings in consumer discretionary, energy and financials lagged. From an industry perspective, the fund's overweights and stock selection in health care services and providers and in software boosted returns. Unfavorable stock selection in specialty retail and our underweight and stock selection in the Internet and catalog retail sector were among the largest detractors from performance.

Q:  What were the major factors affecting stock market performance during the period?

A:  By the first quarter of 2005, the US economy seemed to be growing at a steady pace with limited inflation, but mixed government data during the second quarter suggested that economic growth might be slowing. Small-cap stocks posted solid returns, beating out most other asset classes excluding mid-cap stocks.3 In general, the stock market was volatile during the first half of the year, as investors responded to economic news that was often conflicting. Concerns about the effect of rising energy prices on overall inflation and moves by the Federal Reserve to raise interest rates generated uncertainty about future trends in economic growth and corporate earnings. These concerns were balanced by record corporate profits, improving consumer sentiment and upward revisions in reported economic growth. The price of oil, spurred on by increasing demand from Asia as well as fears of insufficient production capability, continued to rise and moved above $60 per barrel in June.

3 Market capitalization (or market "cap") is the market value of a company's outstanding shares of common stock, determined by multiplying the number of shares outstanding by the share price (shares x price = market capitalization). The universe of publicly traded companies is frequently divided into large-, mid- and small-capitalization stocks. "Large-cap" stocks tend to be the most liquid.

4 Released by the Conference Board on a monthly basis, the Consumer Confidence Index survey is a closely watched economic indicator that numerically measures the level of confidence that households have in the economy.

The third quarter of 2005 saw US equities finish slightly higher, as a strong July was followed by a mixed August and September. The rally in the US equity market that began in July was attributed mainly to a combination of positive earnings and relatively strong economic data. An optimistic US jobs report, multiyear-low unemployment figures, strong consumer confidence and weaker-than-expected inflation statistics boosted the market.4 However, midway through the third quarter, a combination of weakening economic data and continuing increases in oil and natural gas prices took its toll. Rising energy and inflationary pressures became more evident. Not surprisingly, consumer confidence levels declined as the third quarter ended.

Over the 12-month period ended September 30, 2005, mid-cap stocks led the market capitalization size segments in relative performance, outperforming small caps and large caps. From a style perspective, mid-cap value stocks outperformed mid-cap growth stocks; within the small-cap segment, growth stocks edged out value stocks during the period.5,6 Incoming economic data have been distorted by the effects of the busiest hurricane season in history. The effects have been especially evident in sharply rising prices: In particular, energy and construction materials and labor market indicators have been affected. However, reconstruction and fiscal stimulus associated with the hurricanes should give economic activity an additional boost in 2005. The US economy remains resilient thus far, which bodes well for stocks, and monetary and financial conditions continue to be accommodative (which could delay significant increases in long-term interest rates and the associated economic disruption).7

5 A value stock is a stock of a company whose price does not seem to fully reflect its intrinsic value, as indicated by price/earnings ratio, price/book value ratio, dividend yield or some other valuation measure, relative to the company's industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields than the market as a whole.

6 A growth stock is a stock of a company that has displayed above-average earnings growth and is expected to continue to increase profits faster than the overall market. Stocks of such companies usually trade at higher valuations and experience more price volatility than the market as a whole.

7 "Accommodative" monetary policy and financial conditions, including low interest rates, are those that tend to favor economic growth. By contrast, restrictive economic conditions tend to limit inflation rather than spur growth in the economy.

Q:  In light of the results for the most recent period, how do you view the investment markets at present?

A:  Equity markets have grown increasingly concerned about the impact of high energy prices on the growth and inflation outlook. Those fears may be overdone, and the economy should prove reasonably resilient with still-contained underlying inflation. Within the small- and mid-cap segments of the stock market, we believe that growth stocks still look more attractive than value stocks. Mid caps have been the size segment with the best relative performance in 2005, and interest in the mid-cap area continues to be strong going into the fourth quarter, a historically strong quarter for growth stocks. Another argument for growth's outperformance of the value style in the period ahead is continuing profit growth. Earnings growth has begun to slow, and we believe this trend should continue as the economy feels the effects from higher energy prices. In the past, under similar conditions, earnings growth has tended to slow more for the cyclical sectors than the growth sectors, which should help boost the relative performance of growth investing.

We continue to adhere to our fundamental, valuation-sensitive investment process, and we are optimistic that our process will continue to work well in the current market environment.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary September 30, 2005

Asset Allocation (Excludes Securities Lending Collateral)	9/30/05	9/30/04

Common Stocks	97%	97%
Cash Equivalents	3%	3%
	100%	100%
Sector Diversification (As a % of Common Stocks)	9/30/05	9/30/04

Health Care	26%	24%
Information Technology	24%	25%
Consumer Discretionary	19%	19%
Energy	12%	7%
Financials	7%	10%
Consumer Staples	5%	3%
Industrials	5%	10%
Telecommunication Services	2%	—
Materials	—	2%
	100%	100%

Ten Largest Equity Holdings at September 30, 2005 (25.0% of Net Assets)
1. Jarden Corp. Provider of niche consumer products used in home preservation	3.4%
2. Centene Corp. Provider of managed care programs	2.8%
3. THQ, Inc. Developer of interactive entertainment software	2.5%
4. Amedisys, Inc. Provider of alternate-site health care services	2.4%
5. Bill Barrett Corp. Oil and gas company focused on natural gas exploration and developement	2.4%
6. ArthroCare Corp. Manufacturer of orthopedic surgery equipment	2.3%
7. Grey Wolf, Inc. Provides contract drilling for onshore oil and gas well rigs	2.3%
8. Psychiatric Solutions, Inc. Provides freestanding psychiatric treatment within its acute hospitals	2.3%
9. Foundry Networks, Inc. Designer and developer of high performance network products	2.3%
10. Comstock Resources, Inc. Producer and explorer of oil and natural gas reserves	2.3%

Asset allocation, sector diversification and portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of September 30, 2005

	Shares	Value ($)

Common Stocks 97.9%
Consumer Discretionary 18.7%
Hotels Restaurants & Leisure 8.1%
Buffalo Wild Wings, Inc.* (a)	185,800	4,923,700
Caribou Coffee Co., Inc.*	149,000	1,691,150
Orient Exprees Hotels Ltd. "A"	170,300	4,839,926
P.F. Chang's China Bistro, Inc.* (a)	240,200	10,768,166
Red Robin Gourmet Burgers, Inc.* (a)	228,900	10,492,776
Shuffle Master, Inc.* (a)	347,550	9,185,747
		41,901,465
Media 1.9%
Lions Gate Entertainment Corp.* (a)	1,010,500	9,640,170
Specialty Retail 3.5%
Aeropostale, Inc.*	408,600	8,682,750
Kenneth Cole Productions, Inc. "A"	332,300	9,068,467
		17,751,217
Textiles, Apparel & Luxury Goods 5.2%
Gildan Activewear, Inc. "A"*	287,000	10,972,010
Guess?, Inc.*	477,700	10,237,111
The Warnaco Group, Inc.*	255,800	5,604,578
		26,813,699
Consumer Staples 5.4%
Food & Staples Retailing 2.0%
Herbalife Ltd.*	348,500	10,503,790
Household Products 3.4%
Jarden Corp.*	419,300	17,220,651
Energy 11.9%
Energy Equipment & Services 5.4%
Atwood Oceanics, Inc.*	117,500	9,894,675
Dresser-Rand Group, Inc.*	231,300	5,696,919
Grey Wolf, Inc.*	1,421,200	11,980,716
		27,572,310
Oil, Gas and Consumable Fuels 6.5%
Alon USA Energy, Inc.*	406,300	9,812,145
Bill Barrett Corp.*	333,300	12,272,106
Comstock Resources, Inc.*	351,100	11,519,591
		33,603,842
Financials 6.9%
Banks 4.2%
PrivateBancorp, Inc. (a)	227,200	7,788,416
Signature Bank*	256,400	6,920,236
Texas Capital Bancshares, Inc.*	329,700	6,973,155
		21,681,807
Consumer Finance 2.7%
Euronet Worldwide, Inc.*	229,400	6,787,946
Global Cash Access, Inc.*	11,000	155,100
Heartland Payment Systems, Inc.*	302,200	7,210,492
		14,153,538
Health Care 25.4%
Health Care Equipment & Supplies 5.1%
American Medical Systems Holdings, Inc.*	464,100	9,351,615
ArthroCare Corp.*	297,900	11,981,538
Hologic, Inc.*	82,600	4,770,150
		26,103,303
Health Care Providers & Services 18.3%
Amedisys, Inc.* (a)	320,000	12,480,000
American Healthways, Inc.* (a)	241,800	10,252,320
AMERIGROUP Corp.*	275,300	5,263,736
AmSurg Corp.*	280,100	7,663,536
Centene Corp.* (a)	569,300	14,249,579
Chemed Corp.	204,200	8,850,028
HealthExtras, Inc.*	332,900	7,117,402
LCA-Vision, Inc. (a)	160,000	5,939,200
Psychiatric Solutions, Inc.*	219,800	11,919,754
United Surgical Partners International, Inc.*	271,150	10,604,676
		94,340,231
Pharmaceuticals 2.0%
Adams Respiratory Therapeutics, Inc.*	106,800	3,448,572
ViroPharma, Inc.* (a)	326,100	6,782,880
		10,231,452
Industrials 4.6%
Machinery 3.4%
Actuant Corp. "A" (a)	228,400	10,689,120
Watts Water Technologies, Inc. "A"	238,600	6,883,610
		17,572,730
Transportation Infrastructure 1.2%
Greenbrier Companies, Inc.	180,300	5,993,172
Information Technology 23.2%
Communications Equipment 2.3%
Foundry Networks, Inc.*	938,100	11,913,870
Electronic Equipment & Instruments 1.5%
Cognex Corp.	266,600	8,016,662
Internet Software & Services 4.2%
Digital River, Inc.* (a)	323,600	11,277,460
j2 Global Communications, Inc.* (a)	253,300	10,238,386
		21,515,846
Semiconductors & Semiconductor Equipment 6.4%
FormFactor, Inc.*	289,300	6,601,826
Power Integrations, Inc.*	348,000	7,569,000
Semtech Corp.*	622,300	10,249,281
Tessera Technologies, Inc.*	283,100	8,467,521
		32,887,628
Software 8.8%
Hyperion Solutions Corp.*	229,000	11,140,850
Kronos, Inc.*	187,500	8,370,000
Mentor Graphics Corp.*	935,300	8,043,580
Take-Two Interactive Software, Inc.*	218,100	4,817,829
THQ, Inc.* (a)	601,350	12,820,782
		45,193,041
Telecommunication Services 1.8%
Diversified Telecommunication Services
NeuStar, Inc. "A"*	284,600	9,104,354
Total Common Stocks (Cost $431,817,542)		503,714,778

Securities Lending Collateral 20.0%
Scudder Daily Assets Fund Institutional, 3.84% (b) (c) (Cost $102,763,135)	102,763,135	102,763,135

Cash Equivalents 3.2%
Scudder Cash Management QP Trust, 3.74% (d) (Cost $16,710,416)	16,710,416	16,710,416
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $551,291,093)+	121.1	623,188,329
Other Assets and Liabilities, Net	(21.1)	(108,729,133)
Net Assets	100.0	514,459,196

+ The cost for federal income tax purposes was $551,428,822. At September 30, 2005, net unrealized appreciation for all securities based on tax cost was $71,759,507. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $79,503,793 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,744,286.

* Non-income producing security.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at September 30, 2005 amounted to $100,068,795, which is 19.5% of net assets.

(b) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

(d) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annual seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2005
Assets
Investments: Investments in securities, at value (cost $431,817,542) — including $100,068,795 of securities loaned	$ 503,714,778
Investment in Scudder Daily Assets Fund Institutional (cost $102,763,135)*	102,763,135
Investment in Scudder Cash Management QP Trust (cost $16,710,416)	16,710,416
Total investments in securities, at value (cost $551,291,093)	623,188,329
Receivable for investments sold	2,544,276
Receivable for Fund shares sold	684,932
Dividends receivable	18,272
Interest receivable	54,979
Other assets	74,875
Total assets	626,565,663
Liabilities
Due to custodian bank	2,013,641
Payable for investments purchased	2,631,628
Payable for Fund shares redeemed	4,085,968
Payable upon return of securities loaned	102,763,135
Accrued investment advisory fee	269,567
Other accrued expenses and payables	342,528
Total liabilities	112,106,467
Net assets, at value	$ 514,459,196
Net Assets
Net assets consist of: Accumulated net investment loss	(2,202)
Net unrealized appreciation (depreciation) on investments	71,897,236
Accumulated net realized gain (loss)	(14,872,600)
Paid-in capital	457,436,762
Net assets, at value	$ 514,459,196

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2005 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($79,977,865 ÷ 3,204,626 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 24.96
Maximum offering price per share (100 ÷ 94.25 of $24.96)	$ 26.48

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($7,782,491 ÷ 319,466 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)

$ 24.36

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($9,596,924 ÷ 393,925 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)

$ 24.36
Investment Class Net Asset Value, offering and redemption price(a) per share ($325,991,760 ÷ 13,062,520 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 24.96
Class R Net Asset Value, offering and redemption price(a) per share ($4,154,669 ÷ 166,893 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 24.89
Class AARP Net Asset Value, offering and redemption price(a) per share ($3,941,178 ÷ 157,445 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 25.03
Class S Net Asset Value, offering and redemption price(a) per share ($79,032,291 ÷ 3,159,633 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 25.01
Institutional Class Net Asset Value, offering and redemption price(a) per share ($3,982,018 ÷ 159,214 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 25.01

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2005
Investment Income
Income: Dividends	$ 551,903
Interest — Scudder Cash Management QP Trust	396,596
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	172,867
Total Income	1,121,366
Expenses: Investment advisory fee	3,246,753
Administrator service fee	2,829,058
Distribution and shareholder servicing fees	336,632
Auditing	76,995
Legal	35,002
Trustees' fees and expenses	24,107
Reports to shareholders	79,308
Registration fees	91,378
Other	24,410
Total expenses, before expense reductions	6,743,643
Expense reductions	(582,017)
Total expenses, after expense reductions	6,161,626
Net investment income (loss)	(5,040,260)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	60,663,965
Net unrealized appreciation (depreciation) during the period on investments	14,573,047
Net gain (loss) on investment transactions	75,237,012
Net increase (decrease) in net assets resulting from operations	$ 70,196,752

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Year Ended September 30,
	2005	2004
Operations: Net investment income (loss)	$ (5,040,260)	$ (3,525,540)
Net realized gain (loss) on investment transactions	60,663,965	31,830,561
Net unrealized appreciation (depreciation) during the period on investment transactions	14,573,047	(3,709,078)
Net increase (decrease) in net assets resulting from operations	70,196,752	24,595,943
Distributions to shareholders from: Net realized gains: Class A	(345,056)	—
Class B	(26,552)	—
Class C	(37,721)	—
Investment Class	(2,440,122)	—
Class R	(8,399)	—
Fund share transactions: Proceeds from shares sold	117,031,105	152,100,288
Net assets acquired in tax-free reorganization	151,734,622	—
Reinvestment of distributions	2,705,516	—
Cost of shares redeemed	(182,721,104)	(161,740,929)
Redemption fees	4,379	—
Net increase (decrease) in net assets from Fund share transactions	88,754,518	(9,640,641)
Increase (decrease) in net assets	156,093,420	14,955,302
Net assets at beginning of period	358,365,776	343,410,474
Net assets at end of period (including accumulated net investment loss of $2,202 and $1,466, respectively)	$ 514,459,196	$ 358,365,776

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended September 30,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 21.29	$ 19.74	$ 16.58	$ 20.69
Income (loss) from investment operations: Net investment income (loss)[b]	(.25)	(.20)	(.16)	(.03)
Net realized and unrealized gain (loss) on investment transactions	4.09	1.75	3.32	(4.08)
Total from investment operations	3.84	1.55	3.16	(4.11)
Less distributions from: Net realized gains on investment transactions	(.17)	—	—	—
Redemption fees	.00***	—	—	—
Net asset value, end of period	$ 24.96	$ 21.29	$ 19.74	$ 16.58
Total Return (%)[c]	17.91	7.95	19.06	(19.86)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	80	40	25.6
Ratio of expenses before expense reductions (%)	1.37	1.35	1.37	1.37*
Ratio of expenses after expense reductions (%)	1.25	1.25	1.25	1.25*
Ratio of net investment income (loss) (%)	(1.03)	(.93)	(.90)	(.75)*
Portfolio turnover rate (%)	119	116	74	87[d]

[a] For the period June 28, 2002 (commencement of operations of Class A shares) to September 30, 2002.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

[d] On March 28, 2002, the Small Cap Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Small Cap Growth Fund as a stand-alone fund in addition to the Small Cap Portfolio.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B
Years Ended September 30,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 20.94	$ 19.56	$ 16.55	$ 20.69
Income (loss) from investment operations: Net investment income (loss)[b]	(.42)	(.36)	(.30)	(.06)
Net realized and unrealized gain (loss) on investment transactions	4.01	1.74	3.31	(4.08)
Total from investment operations	3.59	1.38	3.01	(4.14)
Less distributions from: Net realized gains on investment transactions	(.17)	—	—	—
Redemption fees	.00***	—	—	—
Net asset value, end of period	$ 24.36	$ 20.94	$ 19.56	$ 16.55
Total Return (%)[c]	17.06	7.16	18.19	(20.01)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	3	2.3
Ratio of expenses before expense reductions (%)	2.11	2.10	2.12	2.12*
Ratio of expenses after expense reductions (%)	2.00	2.00	2.00	2.00*
Ratio of net investment income (loss) (%)	(1.78)	(1.68)	(1.65)	(1.50)*
Portfolio turnover rate (%)	119	116	74	87[d]

[a] For the period June 28, 2002 (commencement of operations of Class B shares) to September 30, 2002.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

[d] On March 28, 2002, the Small Cap Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Small Cap Growth Fund as a stand-alone fund in addition to the Small Cap Portfolio.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C
Years Ended September 30,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 20.94	$ 19.56	$ 16.55	$ 20.69
Income (loss) from investment operations: Net investment income (loss)[b]	(.42)	(.36)	(.30)	(.06)
Net realized and unrealized gain (loss) on investment transactions	4.01	1.74	3.31	(4.08)
Total from investment operations	3.59	1.38	3.01	(4.14)
Less distributions from: Net realized gains on investment transactions	(.17)	—	—	—
Redemption fees	.00***	—	—	—
Net asset value, end of period	$ 24.36	$ 20.94	$ 19.56	$ 16.55
Total Return (%)[c]	17.06	7.16	18.19	(20.01)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	5	2.1
Ratio of expenses before expense reductions (%)	2.10	2.10	2.12	2.12*
Ratio of expenses after expense reductions (%)	2.00	2.00	2.00	2.00*
Ratio of net investment income (loss) (%)	(1.78)	(1.68)	(1.65)	(1.50)*
Portfolio turnover rate (%)	119	116	74	87[d]

[a] For the period June 28, 2002 (commencement of operations of Class C shares) to September 30, 2002.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

[d] On March 28, 2002, the Small Cap Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Small Cap Growth Fund as a stand-alone fund in addition to the Small Cap Portfolio.

* Annualized

** Not annualized

*** Amount is less than $.005.

Investment Class
Years Ended September 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 21.29	$ 19.74	$ 16.57	$ 19.73	$ 26.95
Income (loss) from investment operations:
Net investment income (loss)	(.25)[a]	(.20)[a]	(.16)[a]	(.13)[a]	(.12)
Net realized and unrealized gain (loss) on investment transactions	4.09	1.75	3.33	(3.03)	(5.53)
Total from investment operations	3.84	1.55	3.17	(3.16)	(5.65)
Less distributions from: Net realized gains on investment transactions	(.17)	—	—	—	(1.57)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 24.96	$ 21.29	$ 19.74	$ 16.57	$ 19.73
Total Return (%)[b]	17.91	7.95	19.13	(16.02)	(21.77)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	326	310	313	204	241
Ratio of expenses before expense reductions (%)	1.37	1.35	1.37	1.40[c]	1.46[c]
Ratio of expenses after expense reductions (%)	1.25	1.25	1.25	1.25[c]	1.25[c]
Ratio of net investment income (loss) (%)	(1.03)	(.93)	(.90)	(.63)	(.53)
Portfolio turnover rate (%)	119	116	74	87[d]	109

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] The expense ratio of the Small Cap Portfolio is included in this ratio.

[d] On March 28, 2002, the Small Cap Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Small Cap Growth Fund as a stand-alone fund in addition to the Small Cap Portfolio.

* Amount is less than $.005.

Class R
Years Ended September 30,	2005	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 21.29	$ 20.06
Income (loss) from investment operations:
Net investment income (loss)[b]	(.31)	(.25)
Net realized and unrealized gain (loss) on investment transactions	4.08	1.48
Total from investment operations	3.77	1.23
Less distributions from: Net realized gains on investment transactions	(.17)	—
Redemption fees	.00***	—
Net asset value, end of period	$ 24.89	$ 21.29
Total Return (%)[c]	17.68	6.13**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	1
Ratio of expenses before expense reductions (%)	1.54	1.60*
Ratio of expenses after expense reductions (%)	1.50	1.50*
Ratio of net investment income (loss) (%)	(1.28)	(1.14)*
Portfolio turnover rate (%)	119	116

[a] For the period October 1, 2003 (commencement of operations of Class R shares) to September 30, 2004.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP
2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 23.88
Income (loss) from investment operations: Net investment income (loss)[b]	(.15)
Net realized and unrealized gain (loss) on investment transactions	1.30
Total from investment operations	1.15
Redemption fees	.00***
Net asset value, end of period	$ 25.03
Total Return (%)[c]	4.82**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4
Ratio of expenses before expense reductions (%)	1.12*
Ratio of expenses after expense reductions (%)	1.00*
Ratio of net investment income (loss) (%)	(.78)*
Portfolio turnover rate (%)	119

[a] For the period December 20, 2004 (commencement of operations of Class AARP shares) to September 30, 2005.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S
2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 23.88
Income (loss) from investment operations: Net investment income (loss)[b]	(.15)
Net realized and unrealized gain (loss) on investment transactions	1.28
Total from investment operations	1.13
Redemption fees	.00***
Net asset value, end of period	$ 25.01
Total Return (%)[c]	4.73**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	79
Ratio of expenses before expense reductions (%)	1.12*
Ratio of expenses after expense reductions (%)	1.00*
Ratio of net investment income (loss) (%)	(.78)*
Portfolio turnover rate (%)	119

[a] For the period December 20, 2004 (commencement of operations of Class S shares) to September 30, 2005.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class
2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 23.88
Income (loss) from investment operations: Net investment income (loss)[b]	(.15)
Net realized and unrealized gain (loss) on investment transactions	1.28
Total from investment operations	1.13
Redemption fees	.00***
Net asset value, end of period	$ 25.01
Total Return (%)[c]	4.73**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4
Ratio of expenses before expense reductions (%)	1.12*
Ratio of expenses after expense reductions (%)	1.00*
Ratio of net investment income (loss) (%)	(.78)*
Portfolio turnover rate (%)	119

[a] For the period December 20, 2004 (commencement of operations of Institutional Class shares) to September 30, 2005.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Small Cap Growth Fund (the "Fund") is a diversified series of Scudder Advisor Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Investment Class shares are not subject to initial or contingent deferred sales charges. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. On December 20, 2004, the Fund commenced offering Class AARP, S and Institutional Class shares. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.) Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees, administrator fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market investments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

The Fund inherited approximately $228,270,000 of capital loss carryforwards from its merger with Scudder 21st Century Growth Fund (Note H), which may be applied against any net realized taxable gains. Due to certain limitations under Sections 381-384 of the Internal Revenue Code, approximately $153,013,000 cannot be utilized by the Fund. During the year ended September 30, 2005 the Fund utilized approximately $20,521,000 of the remaining $75,257,000 capital loss carryforward. At September 30, 2005, the Fund had a net tax basis capital loss carryforward of $54,736,000 which may be applied against any net realized taxable capital gains of each succeeding year until fully utilized or until September 30, 2008 ($12,104,000), September 30, 2009 ($27,924,000), September 30, 2010 ($6,479,000), September 30, 2011 ($6,479,000) and September 30, 2012 ($1,750,000).

Distribution of Income and Gains. Net investment income of the Fund is distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ —
Undistributed net long-term capital gains	$ 40,001,052
Capital loss carryforwards	$ (54,736,000)
Net unrealized appreciation (depreciation) on investments	$ 71,759,507

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2005	2004
Distributions from long-term capital gains	$ 2,857,850	$ —

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended September 30, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $509,752,338 and $574,976,920, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund's Advisor. Investment Company Capital Corporation ("ICCC" or the "Administrator"), also an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund's Administrator.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The investment advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.65% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the year ended September 30, 2005, the Advisor and Administrator have contractually agreed to waive their fees or reimburse expenses to the extent necessary to maintain the annualized expenses of the classes of the Fund as follows:

Class A	1.25%
Class B	2.00%
Class C	2.00%
Investment Class	1.25%
Class R	1.50%
Class AARP	1.00%
Class S	1.00%
Institutional Class	1.00%

Administrator. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.65% of the average daily net assets for the Investment Class and 0.40% of average daily net assets for Class A, B, C, R, AARP, S and Institutional Class shares of the Fund, computed and accrued daily and payable monthly. For the year ended September 30, 2005, the Administrator Service Fee for the Fund was as follows:

Administrator Service Fee	Total Aggregated	Waived	Unpaid at September 30, 2005
Class A	$ 267,174	$ 76,761	$ 19,268
Class B	29,601	8,174	2,506
Class C	34,999	8,160	3,888
Investment Class	2,156,422	379,943	139,013
Class R	9,595	1,038	5,533
Class AARP	12,197	3,571	—
Class S	304,074	91,112	24,624
Institutional Class	14,996	4,630	1,461
	$ 2,829,058	$ 573,389	$ 196,293

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A and R shares and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2005
Class A	$ 166,984	$ 10,326
Class B	55,501	5,033
Class C	65,623	6,056
Class R	5,997	1,670
	$ 294,105	$ 23,085

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2005, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at September 30, 2005	Annual Effective Rate
Class B	$ 18,184	$ 1,691.25%
Class C	20,012	1,264.23%
Class R	4,331	40.18%
	$ 42,527	$ 2,995

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2005 aggregated $10,152.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2005, the CDSC for the Fund's Class B and C shares was $38,734 and $1,544, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2005, SDI received $406.

Typesetting and Filing Service Fees. Under an agreement with Deutsche Investment Management Americas Inc. ("DeIM"), an indirect, wholly owned subsidiary of Deutsche Bank AG, DeIM is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended September 30, 2005, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $19,243, of which $8,323 is unpaid at September 30, 2005.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Reductions

For the year ended September 30, 2005, the Advisor agreed to reimburse the Fund $8,628, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2005		Year Ended September 30, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,534,532	$ 36,719,517	1,672,039	$ 36,271,328
Class B	44,838	1,045,566	88,356	1,908,140
Class C	110,630	2,605,279	246,530	5,248,995
Investment Class	2,324,883	55,571,866	4,874,449	107,245,254
Class R	147,095	3,505,001	63,776*	1,426,571*
Class AARP**	24,475	598,637	—	—
Class S**	562,427	13,438,758	—	—
Institutional Class**	147,980	3,546,481	—	—
		$ 117,031,105		$ 152,100,288
Shares issued in tax-free reorganization***
Class A	1,025,698	$ 24,493,662	—	$ —
Class B	240,452	5,636,196	—	—
Class C	230,731	5,408,327	—	—
Class AARP**	162,620	3,883,362	—	—
Class S**	4,610,344	110,095,022	—	—
Institutional Class**	92,883	2,218,053	—	—
		$ 151,734,622		$ —
Shares issued to shareholders in reinvestment of distributions
Class A	13,900	$ 335,002	—	$ —
Class B	1,074	25,415	—	—
Class C	1,464	34,661	—	—
Investment Class	95,520	2,302,039	—	—
Class R	348	8,399	—	—
		$ 2,705,516		$ —
Shares redeemed
Class A	(1,225,590)	$ (29,247,676)	(1,106,790)	$ (23,947,970)
Class B	(123,455)	(2,913,751)	(48,726)	(1,057,331)
Class C	(165,264)	(3,859,747)	(153,442)	(3,061,941)
Investment Class	(3,919,137)	(93,776,619)	(6,183,982)	(133,394,204)
Class R	(31,862)	(763,170)	(12,464)*	(279,483)*
Class AARP**	(29,650)	(717,241)	—	—
Class S**	(2,013,138)	(49,470,883)	—	—
Institutional Class**	(81,649)	(1,972,017)	—	—
		$ (182,721,104)		$ (161,740,929)
Redemption Fees		$ 4,379		$ —
Net increase (decrease)
Class A	1,348,540	$ 32,300,938	565,249	$ 12,323,358
Class B	162,909	3,793,426	39,630	850,809
Class C	177,561	4,188,574	93,088	2,187,054
Investment Class	(1,498,734)	(35,899,991)	(1,309,533)	(26,148,950)
Class R	115,581	2,750,323	51,312*	1,147,088*
Class AARP**	157,445	3,764,758	—	—
Class S**	3,159,633	74,063,973	—	—
Institutional Class**	159,214	3,792,517	—	—
		$ 88,754,518		$ (9,640,641)

* For the period October 1, 2003 (commencement of operations of Class R shares) to September 30, 2004.

** For the period December 20, 2004 (commencement of operations of Class AARP, S and Institutional Class shares) to September 30, 2005.

*** On December 17, 2004, the Scudder 21st Century Growth Fund was acquired by the Fund through a tax-free reorganization.

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds' advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds' investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

H. Acquisition of Assets

On December 17, 2004, the Fund acquired all of the net assets of Scudder 21st Century Growth Fund pursuant to a plan of reorganization approved by shareholders on December 10, 2004. The acquisition was accomplished by a tax-free exchange of 1,760,540 Class A shares, 419,909 Class B shares, 402,632 Class C shares, 155,732 Institutional Class shares, 7,811,577 Class S shares and 275,426 Class AARP shares of Scudder 21st Century Growth Fund, respectively, for 1,025,698 Class A shares, 240,452 Class B shares, 230,731 Class C shares, 92,883 Institutional Class shares, 4,610,344 Class S shares and 162,620 Class AARP shares of Scudder Small Cap Growth Fund, respectively, outstanding on December 17, 2004. Scudder 21st Century Growth Fund net assets at that date of $151,734,622, including $29,556,089 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $403,829,445. The combined net assets of the Fund immediately following the acquisition were $555,564,067.

Report of Independent Registered Public Accounting Firm

To the Trustees of Scudder Advisor Funds and Shareholders of Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Small Cap Growth Fund (the "Fund") at September 30, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts November 29, 2005	PricewaterhouseCoopers LLP
Tax Information (Unaudited)

The Fund paid distributions of $0.17 per share from net long-term capital gains during its year ended September 30, 2005, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $44,001,000 as capital gain dividends for its year ended September 30, 2005, of which 100% represents 15% rate gains.

For federal income tax purposes, the Fund designates approximately $607,000, or the maximum amount allowable under the law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Investment Management Agreement Approval

The Board of Trustees of Scudder Advisor Funds approved the continuation of the current investment management agreement with Deutsche Asset Management, Inc. (the "Advisor") for investment advisory services for the Small Cap Growth Fund (the "Fund") in September 2005. In terms of the process the Trustees followed prior to approving the contract, shareholders should know that:

At the present time, all but one of your Fund's Trustees are independent of the Advisor and its affiliates.

The Trustees meet frequently to discuss Fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters.

The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

The Advisor and its predecessors have managed the Fund since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, the Advisor is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business with extensive investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of the Advisor's personnel and back-office operations, fund valuations, and compliance policies and procedures. The Trustees noted that the Advisor has worked to implement new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called "soft dollars", even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered factors that it believes relevant to the interests of shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to the Advisor by similar funds and institutional accounts advised by the Advisor. With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rate paid by the Fund (Investment Class shares) was lower than the median (1st quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by the Advisor, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. The Board concluded that the fee schedule in effect for the Fund represented reasonable compensation in light of the nature, extent and quality of the services being provided to the Fund and fees paid by similar funds.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's management fee schedule includes no break points but that its total assets are less than $500 million. The Board concluded that each Fund's fee schedule represents an appropriate sharing between shareholders and the Advisor of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund relative to the Fund's peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Fund (Investment Class shares) for the year ending December 31, 2004 were lower than the median (2nd quartile) of the applicable Lipper universe. The Board also considered the expense limitations agreed to by the Advisor that serve to ensure that the Fund's total operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and the Advisor relative to industry peer groups. The Board noted that for the one-year period ended June 30, 2005, the Fund's (Investment Class shares) performance was in the 2nd quartile of the applicable Lipper universe, for the three-year period its performance was in the 4th quartile and for the five-year period its performance was in the 1st quartile. The Board also observed that the Fund outperformed its benchmark in the one- and five-year periods but that it underperformed its benchmark in the three-year period. The Board recognized that the Advisor had made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by the Advisor. The Board considered extensive information regarding the Advisor, including the Advisor's personnel, particularly those personnel with responsibilities for providing services to the Fund, resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by the Advisor have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, the Advisor and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by the Advisor during 2004 from providing investment management services to the Fund and, separately, to the entire Scudder fund complex, and reviewed with the Advisor the cost allocation methodology used to determine its profitability. In analyzing the Advisor's costs and profits, the Board also reviewed the fees paid to and services provided by the Advisor and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review the Advisor's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by the Advisor and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, the Advisor's overall profitability with respect to the Scudder fund complex (after taking into account distribution and other services provided to the funds by the Advisor and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

The practices of the Advisor regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund, including the Advisor's soft dollar practices. In this regard, the Board observed that the Advisor had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the Fund's trading activities to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

The Advisor's commitment to, and record of, compliance including its written compliance policies and procedures. In this regard, the Board considered the Advisor's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by the Advisor to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the Advisor's chief compliance officer, who reports to the Board, (ii) the large number of compliance personnel who report to the Advisor's chief compliance officer, and (iii) the substantial commitment of resources by the Advisor to compliance matters.

Deutsche Bank's commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for investing in the growth of its US mutual fund business and the potential benefits to the Fund's shareholders.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of shareholders. In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Trustees and Officers

Independent Trustees
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Trustee since 2002

Chairman, Diligence LLC (international information collection and risk-management firm) (September 2002 to present); Chairman, IEP Advisors, Inc. (July 1998 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Director, The Germany Fund, Inc. (since 2000), The New Germany Fund, Inc. (since 2004), The Central Europe and Russia Fund, Inc. (since 2000). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001); Chairman of the Board, Weirton Steel Corporation[3] (April 1996-2004).

		51
S. Leland Dill 3/28/30 Trustee since 1986	Trustee, Phoenix Euclid Market Neutral Fund (since May 1998), Phoenix Funds (25 portfolios) (since May 2004) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986); Trustee, Phoenix Zweig Series Trust (September 1989-May 2004).	49
Martin J. Gruber 7/15/37 Trustee since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee (since January 2000) and Chairman of the Board (since February 2004), CREF (pension fund); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (pension fund) (January 1996-January 2000); Director, S.G. Cowen Mutual Funds (January 1985-January 2001); Trustee of the TIAA-CREF mutual funds (February 2004-March 2005).	49
Richard J. Herring 2/18/46 Trustee since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	49
Graham E. Jones 1/31/33 Trustee since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 7 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	49
Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present).	49
Philip Saunders, Jr. 10/11/35 Trustee since 1986	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	49
William N. Searcy 9/3/46 Trustee since 2002	Private investor (since October 2003); Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-October 2003).	49
Interested Trustee
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
William N. Shiebler[4] 2/6/42 Trustee since 2004	Vice Chairman, Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999).	120
Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Vincent J. Esposito[6,8] 6/8/56 President since 2005

Managing Director[3], Deutsche Asset Management (since 2003); Vice President of Central European Equity Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)

Paul H. Schubert[6] 1/11/63 Chief Financial Officer since 2004 Treasurer since June 2005

Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004).

John Millette[7] 8/23/62 Secretary since 2003	Director[5], Deutsche Asset Management.
Patricia DeFilippis[6,8] 6/21/63 Assistant Secretary since 2005	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Daniel O. Hirsch 3/27/54 Assistant Secretary since 2003

Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)

Elisa D. Metzger 9/15/62 Assistant Secretary since 2005	Director, Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[7] 4/1/62 Assistant Secretary since 2002	Managing Director[5], Deutsche Asset Management.
Scott M. McHugh[7] 9/13/71 Assistant Treasurer since 2005	Director[5], Deutsche Asset Management.
Kathleen Sullivan D'Eramo[7] 1/25/57 Assistant Treasurer since 2003	Director[5], Deutsche Asset Management.
John Robbins[6,8] 4/8/66 Anti-Money Laundering Compliance Officer since 2005	Managing Director[3], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Philip Gallo[6] (1962) 8/2/62 Chief Compliance Officer since 2004	Managing Director[5], Deutsche Asset Management (2003-present). Formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

1 Unless otherwise indicated, the mailing address of each Trustee and officer with respect to fund operations is One South Street, Baltimore, MD 21202.

2 Length of time served represents the date that each Trustee or officer first began serving in that position with Scudder Advisor Funds of which this fund is a series.

3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

4 Mr. Shiebler is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler's business address is 345 Park Avenue, New York, New York 10154.

5 Executive title, not a board directorship

6 Address: 345 Park Avenue, New York, New York 10154

7 Address: Two International Place, Boston, Massachusetts 02110

8 Elected on September 29, 2005

The fund's Statement of Additional Information includes additional information about the fund's Trustees. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B, C, Investment and Institutional Class

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

For shareholders of Class R

Automated Information Lines	Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a Scudder service representative.
Written Correspondence	Scudder Retirement Services 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

For shareholders of Class AARP and Class S

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative.	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Scudder Small Cap Growth Fund
Class A	Nasdaq Symbol	SSDAX
	CUSIP Number	81111R 791
Class B	Nasdaq Symbol	SSDBX
	CUSIP Number	81111R 783
Class C	Nasdaq Symbol	SSDCX
	CUSIP Number	81111R 775
Class R	Nasdaq Symbol	SSDRX
	CUSIP Number	81111R 718
Investment Class	Nasdaq Symbol	BTSCX
	CUSIP Number	81111R 767
Institutional Class	Nasdaq Symbol	SSDIX
	CUSIP Number	81111R 692
Class AARP	Nasdaq Symbol	SSDPX
	CUSIP Number	81111R 676
Class S	Nasdaq Symbol	SSDSX
	CUSIP Number	81111R 684

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, September 30, 2005, Scudder Advisor Funds has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr. S.
Leland Dill. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                          SCUDDER SMALL CAP GROWTH FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP
("PWC"), the Fund's independent registered public accounting firm, billed to the
Fund during the Fund's last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

             Services that the Fund's Independent Registered Public
                       Accounting Firm Billed to the Fund

--------------------------------------------------------------------------------
Fiscal Year   Audit Fees     Audit-Related        Tax Fees        All Other
   Ended        Billed        Fees Billed        Billed to      Fees Billed
September 30,  to Fund          to Fund             Fund           to Fund
--------------------------------------------------------------------------------
2005            $49,000           $225               $0               $0
--------------------------------------------------------------------------------
2004            $46,100           $185             $6,930             $0
--------------------------------------------------------------------------------

The above "Audit- Related Fees" were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

             Services that the Fund's Independent Registered Public
   Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                Audit-Related                                 All
                Fees Billed to   Tax Fees Billed to    Other Fees Billed
Fiscal Year      Adviser and         Adviser and         to Adviser and
   Ended       Affiliated Fund     Affiliated Fund      Affiliated Fund
September 30, Service Providers   Service Providers    Service Providers
--------------------------------------------------------------------------------
2005             $309,400            $136,355                 $0
--------------------------------------------------------------------------------
2004             $613,907               $0                    $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that
PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit
Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                 Total
                               Non-Audit
                              Fees billed
                               to Adviser
                             and Affiliated
                              Fund Service        Total
                                Providers     Non-Audit Fees
                              (engagements       billed to
                                 related         Adviser
                               directly to     and Affiliated
                              the operations   Fund Service
                  Total        and financial     Providers
              Non-Audit Fees    reporting        (all other
 Fiscal Year  Billed to Fund   of the Fund)      engagements)  Total of (A), (B)
   Ended
September 30,       (A)            (B)                (C)            and (C)
--------------------------------------------------------------------------------
2005                $0          $136,355            $89,635         $225,990
--------------------------------------------------------------------------------
2004              $6,930           $0              $1,356,816      $1,363,746
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for
DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Small Cap Growth Fund, a series of Scudder
                                    Advisor Funds

By:                                 /s/Vincent J. Esposito
                                    ----------------------
                                    Vincent J. Esposito
                                    President

Date:                               December 2, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Small Cap Growth Fund, a series of Scudder
                                    Advisor Funds

By:                                 /s/Vincent J. Esposito
                                    ----------------------
                                    Vincent J. Esposito
                                    President

Date:                               December 2, 2005

By:                                 /s/Paul Schubert
                                    ----------------------
                                    Paul Schubert
                                    Chief Financial Officer and Treasurer

Date:                               December 2, 2005